UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Ribbit LEAP, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39507	98-1549449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

364 University Ave. Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 485-3758

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, and one-fifth of one Warrant to acquire one Class A ordinary share	LEAP.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	LEAP	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LEAP.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 10, 2020, the Registration Statement on Form S-1 (File No. 333-248415) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Ribbit LEAP, Ltd. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on September 14, 2020, a Registration Statement on Form S-1 (File No. 333-248415) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On September 15, 2020 the Company consummated the IPO of 40,250,000 units (the “Units”), which included the exercise of the underwriter’s option to purchase an additional 5,250,000 Units at the initial public offering price to cover over-allotments. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $402,500,000. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated September 10, 2020, between the Company and J.P. Morgan Securities LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated September 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Public Warrants; certain registration rights of the holders of Public Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated September 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under such agreement;

•	a Registration and Shareholder Rights Agreement, dated September 10, 2020, among the Company, Ribbit LEAP Sponsor, Ltd. (the “Sponsor”) and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders;

•	a Private Placement Share Purchase Agreement, dated September 10, 2020, between the Company and the Sponsor, pursuant to which the Sponsor purchased 1,005,000 Class A ordinary shares for $10.00 per share in a private placement (the “Private Placement Shares”);

•	an Administrative Services Agreement, dated September 10, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation.

•	A Letter Agreement, dated September 10, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; or 27 months after the date hereof if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months after the date hereof, to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	a Forward Purchase Agreement, dated September 15, 2020, between the Company and an affiliate of the Sponsor, pursuant to which such affiliate has agreed to purchase an aggregate of 10,000,000 Class A Ordinary Shares and 2,000,000 redeemable warrants, for an aggregate purchase price of $100,000,000, or $10.00 per one Class A Ordinary Share and one-fifth of one redeemable warrant, in a private placement to close substantially concurrently with the consummation of the Company’s initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 1,005,000 Private Placement Shares at a price of $10.00 per Private Placement Share, generating total proceeds of $10,050,000 (the “Private Placement”). The Private Placement Shares are identical to the Class A ordinary shares sold in the IPO, subject to certain limited exceptions. The Private Placement Shares have been issued pursuant to the Private Placement Share Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, by and between the Company and J.P. Morgan Securities LLC, as representative of the underwriters (incorporated by reference to Exhibit 1.1 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

4.1	Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

10.2	Registration and Shareholder Rights Agreement, by and among the Company, the Sponsor and the Holders signatory thereto (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

10.3	Private Placement Share Purchase Agreement, between the Company and the Sponsor (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

10.4	Administrative Services Agreement, between the Company and the Sponsor (incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on August 12, 2020).

10.5	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

10.6	Forward Purchase Agreement, between the Company and the Sponsor (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement on Form S-1/A (File No. 333-248415) filed on September 4, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2020

Ribbit LEAP, Ltd.
By:	/s/ Cynthia McAdam
Name:	Cynthia McAdam
Title:	Chief Operating Officer